UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[    ]  Preliminary Proxy Statement

[    ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[    ]  Definitive Proxy Statement

[ X ]  Definitive Additional Materials

[    ]  Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

INVESCO ADVANTAGE MUNICIPAL INCOME TRUST II

INVESCO BOND FUND

INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST

INVESCO HIGH INCOME 2023 TARGET TERM FUND

INVESCO HIGH INCOME 2024 TARGET TERM FUND

INVESCO HIGH INCOME TRUST II

INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

INVESCO MUNICIPAL OPPORTUNITY TRUST

INVESCO MUNICIPAL TRUST

INVESCO PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

INVESCO QUALITY MUNICIPAL INCOME TRUST

INVESCO SENIOR INCOME TRUST

INVESCO TRUST FOR INVESTMENT GRADE MUNICIPALS

INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

INVESCO VALUE MUNICIPAL INCOME TRUST

(Name of Registrant as Specified In Its Charter)

_________________________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed: ______________________________________________________________________________

QUESTIONS & ANSWERS:

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card. You will need the 14-digit control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•

You may call in your vote to a 24-hour automated system or a live proxy representative by calling the phone number(s) listed on your proxy card. You will need the 14-digit control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with your proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•	To elect Beth Ann Brown, Anthony J. LaCava, Jr., Joel W. Motley, and Teresa M. Ressel trustees of the Fund to be voted on by the holders of the Fund’s Common Shares.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the Fund may not receive enough votes to go forward with the August 3, 2023 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Trust Company, N.A. as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.proxy-direct.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between the www.proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her 14-digit control number. www.proxy-direct.com verifies the number and presents the shareholder with the proxy card.

•

Firewall – To protect the confidentiality of your account records, www.proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated, along with the individual’s signature and full title. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 3, 2023 at 2:00 p.m. Central Daylight Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

QUESTIONS & ANSWERS:

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card. You will need the 14-digit control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•

You may call in your vote to a 24-hour automated system or a live proxy representative by calling the phone number(s) listed on your proxy card. You will need the 14-digit control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with your proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•

To elect Beth Ann Brown, Joel Motley, and Teresa Ressel as trustees of the Fund to be voted on by the holders of the Fund’s Common Shares and the holders of the Fund’s Preferred Shares voting together.

•	To elect Anthony J. LaCava, Jr., as a trustee of the Fund to be voted on only by the holders of the of the Fund’s Preferred Shares voting separately.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 3, 2023 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Trust Company, N.A. as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.proxy-direct.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between the www.proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her 14-digit control number. www.proxy-direct.com verifies the number and presents the shareholder with the proxy card.

•

Firewall – To protect the confidentiality of your account records, www.proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated, along with the individual’s signature and full title. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 3, 2023 at 2:00 p.m. Central Daylight Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

lomputershare proxydirect I Mark All> For Withhold Proposals la.Ol Election of Trustee : Beth Ann Brown Fund Specific Vote Invesco Advantage Municipal Inco me Trust II For Withhold Invesco California Value tv1unicipal Income Trust For Withhold Invesco Municipal Income Opportunities Trust For Withhold Invesco Municipal Opportunity Trust For Withhold Invesco r-1unidpaf Trust For Withhold I nvesco Pennsylvania Value Municipal I ncome Trust For Withhold la. 2 Ele ct ion of Trustee : Joel W. Motley Fund Specific Vote lnvesco Advantage f>1u nicipal Income Trust ll For Withhold I Invesco California Value Municipal Income Trust For Withhold Invesco l’-1unicipal Income Opportunities Trust For Withhold Invesco Municipal Opportunity Trust For Withhold Invesco Municipal Trust For Withhold Invesco Pennsylvania Value Municipal I ncome Trust For Withhold la. 3 Election of Trustee : Teresa tv1. Ressel Fund Specific Vote Invesco Advantage Municipal Income Trust II For Withhold l nvesco California Value Municipal Income Trust For Withhold Invesco t-lunicipal Income Opportunities Trust For Withhold Invesco t-1unicipal Opportu nity Trust For Withhold Invesco Municipal Trust For Withhold Invesco Pennsylvania Value Municipal Income Trust For Withhold If you hav e questions regard ing t he voting process, pfease call Cancel Vote & Exi t Submit Vote 1-866-456-7938 Home Contact Us Privacy Pofic” HeiQ_• View Materials [124/66] © 2 23—ComP.utershare. All Rights Reserved.

lomputershare proxydirect I Mark All> For Withhold Proposals la. Ol Election of Trustee : Beth Ann Brown Fund Specific Vote Invesco Qua lity t”‘unicipa l Income Trust For Withhold Invesco Senior Income Trust For Withhold Invesco Trust for Investment Gra de fvl unicipals For Withhold I nvesco Trust for Investment Grade NY Municipal s For Wit hhold Invesco Va lue Mu nicipal Income Trust For Withhold la. 2 Election of Trustee : Joel W. Motley Fund Specific Vote Invesco Qua lity Municip al Income Trust For Withhold Invesco Senior Income Trust For Withhold Invesco Trust for Investment Grade 1’-l unicipals For Withhold Invesco Trust for Investment Grad e NY t-1unicipals For Withhold I nvesco Value f>1unicipal Incom e Trust For Withhold la. 3 Election of Trustee : Teresa M. Ressel Fund Specific Vote Invesco Qua lity f’i1unicip al Income Trust For Withhold Invesco Senior Income Trust For Withhold I nvesco Trust for Investment Grade 1’-lunicipafs For Withhold Invesco Trust for Investment Grade NY Municipals For Withhold I nvesco Value r~1unicipal Income Trust For Withhold If you have questions regarding t he voting process please call Vote & Exit 1 Cancel Submit Vote 1-866-456-7938 Home • Contact Us • Privacy Policy • HeiQ • View Materials [124/66] © 2 23 • Com11utershare. All Rights Reserved.

lomputershare proxydirect I Mark All> For Withhold Proposals la . Ol Election of Tru-Stee: Beth Ann Brown Fund Specific Vote Inves~o Advantage t~unicipal Inoome Trust II For With hold Invesco California Value f’<lu nicipal Income Trust For Withh old Invesco 1’-lunicipal Incom e Opportu nities Trust For With hold Invesco t-lunicipal Opportunity Trust For Withh old I nvesco Municipal Trust For With hold lnvesco Pennsylvania Va lue Municipal Income Trust For With hold la. 2 Election of Trustee: Joel W. ~!otley Fund Specific Vote Invesco Advantage Mun icipal Income Trust II For With hold Invesco California Value Municipa l Income Trust For With hold Invesco Municipal Incom e Opportunities Trust For With hold Invesco f’-1 unicipal Opportunity Trust For With hold I nvesco fvluniapal Trust For With hold I nvesco Pennsylvania Va lue t-iunicipal I ncome Trust For With hold la. 3 Elect ion of Trustee: Teresa M. Ressel Fund Specifi c Vote Invesco Advantage Mun icip al Income Trust II For With hold Invesco California Value ll’lunicipal Income Trust For With hold Invesco 1’-lunicipal Income Opportunities Trust For With hold Invesco Municipal Opportunity Trust For With hold Invesco f’-1 unicipal Trust For With hold Invesco Pennsylvania Va lue Municipal Income Trust For With hold lb.Ol Election of Trustee: Ant hony J. LaCava, Jr. Fund Specific Vote Invesco Advantage ~lunicipal Income Trust II For Withhold Invesco California Value lvlunicipal Income Trust For With hold l nvesco t-1 unicipal Incom e Opportunities Trust For With hold Invesco 1’-luniapal Opportunity Trust For With hold l nvesco Municipal Tru.st For With hold l oves-co Pennsylvania Va lue Municipal Income Trust For With hold If you have questions regarding the voting process, please call Cancel Vote & Exit Submit Vote 1-866-456-7938 lomputershare proxydirect IMark All > For Withhold Proposals l a . Ol Election of Tr ustee: Beth Ann Brown Fund Specific Vote Invesco Quality Mu nicipal Income Trust For Withhold Invesco Senior Income Trust For Withhold Invesco Trust for Investment Grade Municipals For Withhold Invesco Trust for Investment Grade NY Nunicipals For Withhold Invesco Value Municipal Income Trust For Withhold la. 2 Election of Tr ustee: Joel W. ~1otley Fund Specific Vote I nvesco Quality t>‘lunicipal Income Trust For Withhold Invesco Senior Income Trust For Withhold Invesco Trust for Investment Grade f’.’1 unicipals For Withhold I nvesco Trust for Investment Grade NY Nunicipals For Withhold I nvesco Value tvlunicipal Income Trust For Withhold la. 3 Election of Tr ustee: Teresa M. Ressel Fund Specific Vote Invesco Quality f’<1unicip al Inc.ome Trust For Withhold Invesco Senior Income Trust For Withhold Invesco Trust for Investment Grad e f.lunicipals For Withhold Invesco Trust for Investment Grad e NY ~1unicipa1s For Withhold Invesco Value r~lunicipal Income Trust For Withhold l b .Ol Election of Tr ustee: Anthony J. LaCava, Jr. Fund Specific Vote Invesco Quality Municipal Income Trust For Withhold Invesco Senior Income Trust For Withhold Invesco Trust for Investment Grade fvl unicipats For Withhold Invesco Trust for Investment Grade NY Municipals For Withhold Invesco Value Municipal Incom e Trust For Withhold If you have questions regarding the voting process, please call Cancel Vote & Exit Submit Vot e 1-866-456-7938 Home · Contact Us • Privacy Policy • HeiQ • View Materials [124/66] © 2 23 · ComP-utershare. All Rights Reserved.

lomputershare proxydirect I Mark All> For Withhold Proposals l c .Ol Election of Trustee: Be t h Ann Brown Fund Specific Vote I nvesco Bond Fund For Withhold Invesco Hig h Income Tru- st II For Withhold Invesco Hig h Income 2 23 Ta rget Term Fund For Withhold Invesco High Income 2 24 Target Term Fund For Withhold l c . 2 Election of Trustee: Anthony J. LaCava, Jr. Fund Specific Vote I nvesco Bond Fund For Withhold Invesco High Income Tru.st II For Withhold Invesco Hig h Income 2 23 Ta rget Term Fund For Withhold I nvesco High Income 2 24 Target Term Fund For Withhold l c . 3 Election of Trustee: Joel W. Motley Fund Specific Vote I nvesco Bond Fund For Withhold Invesco Hig h Income Tru.st II For Withhold Invesco Hig h Income 2 23 Ta rget Term Fund For Withhold Invesco Hig h Income 2 24 Target Term Fund For Withhold l c. 4 Election of Trustee : Teresa f’-1. Ressel Fund Specific Vote I nvesco Bond f und For Withhold Invesco High Income Trust II For Withhold Inves co High Income 2 23 Target Term Fund For Withhold I nvesco Hi gh Incom e 2 24 Target Term Fund For Withhold If you have Questions regard ing the voting process, please call Cancel Vote & Exit Submit Vote 1-866-456-7938 Home • Contact Us • Privacy Polic“l • Helg_ • View Materials [124/66 ] © 2 23—ComJ!utershare. All Rights Reserved.

INVESCO FUNDS PROXY WO# 33297- TOUCH-TONE TELEPHONE VOTING SCRIPT

** PROXY CARD ** IVR Revision 06/27/2023

WHEN CONNECTED TO OUR PHONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE NUMBER 1-800-337-3503, THE SHAREHOLDER HEARS:

THE INITIAL PROMPT:

“Thank you for calling the proxy voting line.”

“Before you can vote, I’ll need to validate some information from your proxy card or meeting notice.

On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”

AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS:

“Next, located in the un-shaded box is an 8 digit number. Please enter this number now.”

THEN YOU HEAR:

“Thank you. Please hold while I validate those numbers.”

IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING GENERIC SPEECH:

“Okay, you’ll be voting your shares for the upcoming proxy meeting. The Board Recommends a vote “FOR” the proposal.”

OR

“Okay, you’ll be voting your shares for the upcoming proxy meeting. The Board Recommends a vote “FOR” all proposals.”

IF CUSTOM GREETING IS APPROVED, THE SHAREHOLDER WILL HEAR THE FOLLOWING CUSTOM SPEECH:

“You’ll be voting your proxy for shares in certain Invesco closed-end funds. The Board recommends a vote “For” the proposal.”

OR

“You’ll be voting your proxy for shares in certain Invesco closed-end funds. The Board recommends a vote “For” ALL proposals.”

IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:

“ I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise,

remain on the line and I’ll take you through the voting process again...”

IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD:

“I’m about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let’s begin...”

EXAMPLE “ELECTION OF BOARD MEMBER” PROPOSAL PROMPTS WHEN MULTIPLE FUNDS ARE HELD FOR THE PROPOSAL:

“PROPOSAL 1a-1c FOR HOLDING 1: To vote FOR ALL nominees, Press 1. To WITHHOLD your vote from all nominees, press 2.

Or to WITHHOLD YOUR VOTE FROM INDIVIDUAL nominees press 3.”

IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR ALL NOMINEES FOR THE FIRST HOLDING THEY WILL HEAR:

Okay, for the 1st holding listed on this proposal you just voted “For All” Nominees.

To vote the same way for all other holdings listed, press 1; To vote for each holding individually, press 2.

IF THE SHAREHOLDER PRESSES 2, TO WITHHOLD YOUR VOTE FROM ALL NOMINEES FOR THE FIRST HOLDING THEY WILL HEAR:

Okay, for the 1st holding listed on this proposal you just voted to withhold your vote from all Nominees.

To vote the same way for all other holdings listed, press 1; To vote for each holding individually, press 2.

IF THE SHAREHOLDER PRESSES 3, TO WITHHOLD FROM INDIVIDUAL NOMINEES FOR THE FIRST HOLDING THEY WILL HEAR:

“Okay, we’ll withhold your vote on the nominees you specify. All other nominees will be voted FOR.”

THEN THEY HEAR: “For each nominee listed on your proxy card or meeting notice there’s a corresponding two-digit number. Please enter the number of the nominee from whom you wish to withhold your vote.”

AFTER THE SHAREHOLDER ENTERS A NOMINEE NUMBER TO WITHHOLD FROM, HE/SHE HEARS:

“OK, withholding your vote from nominee number N” [Where N is the nominee number entered]”

THEN THE SHAREHOLDER HEARS:

“To withhold your vote from another nominee, enter the two-digit number. If there are no other nominees from whom you wish to withhold your vote press # (pound).”

WHEN # (POUND) IS PRESSED, THE SHAREHOLDER HEARS:

“Okay, finished withholding from nominees”

THEN THE SHAREHOLDER HEARS:

Okay, for the 1st holding listed on this proposal you just voted to withhold your vote from nominee(s)... N” [Where N is(are) the nominee number(s) entered by the SHAREHOLDER]

To vote the same way for all other holdings listed, press 1; To vote for each holding individually, press 2.

IF THE SHAREHOLDER CHOOSES OPTION 1, TO VOTE THE SAME WAY FOR ALL OTHER HOLDINGS ON THE NOMINEE PROPOSAL:

Okay, I’ll apply the same vote to all other holdings listed.

IF THE SHAREHOLDER CHOOSES OPTION 2, TO VOTE FOR EACH HOLDING INDIVIDUALLY:

Okay, let’s continue then...

THEN THE SHAREHOLDER HEARS PROMPTS FOR THE NEXT HOLDING [This is repeated until all holdings are voted on]:

Example: “For Holding 2: To vote FOR ALL nominees, Press 1. To WITHHOLD your vote from all nominees, press 2.

Or to WITHHOLD YOUR VOTE FROM INDIVIDUAL nominees press 3.”

EXAMPLE “ELECTION OF BOARD MEMBER” PROPOSAL PROMPTS WHEN MULTIPLE FUNDS ARE HELD FOR THE PROPOSAL:

“PROPOSAL 1b: FOR HOLDING 1: To vote FOR the nominee, Press 1. to vote To WITHHOLD press 2.

IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR THE NOMINEE FOR THE FIRST HOLDING THEY WILL HEAR:

Okay, for the 1st holding listed on this proposal you just voted “For the” Nominee.

To vote the same way for all other holdings listed, press 1; To vote for each holding individually, press 2.

IF THE SHAREHOLDER PRESSES 2, TO WITHHOLD YOUR VOTE FROM THE NOMINEE FOR THE FIRST HOLDING THEY WILL HEAR:

Okay, for the 1st holding listed on this proposal you just voted to withhold your vote from THE Nominee.

To vote the same way for all other holdings listed, press 1; To vote for each holding individually, press 2.

WHEN # IS PRESSED, THE SHAREHOLDER HEARS:

“Okay, finished withholding from the nominee”

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSAL(S), HE/SHE WILL HEAR:

“Okay, you’ve finished voting but your vote has not yet been recorded.”

“To hear a summary of how you voted, press 1; To record your vote, Press 2.”

IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR:

“Please note your vote will be cast automatically should you decide to hang up during the summary.”

“You’ve elected to vote as follows...” [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD]

AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS:

“If this is correct, press 1; Otherwise, press 2. If you’d like to hear the information again press # (pound).”

IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR:

“(Okay) Please hold while I record your vote.”

THEN THEY HEAR:

“Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice.

I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.”

IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:

“Okay, lets change your vote.” [The system then prompts the voting options again.]

AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS:

“Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

“Thank you for voting, goodbye.”

Thank you for calling Invesco.

If you have questions regarding the Special Meeting of Shareholders for Invesco International Equity Fund taking place on July 12, 2023, Press 1.

If you have questions regarding the Annual Shareholder Meeting for the Invesco Closed-End Funds taking place on August 3, 2023, Press 2.

If you plan to attend the Special Meeting of Shareholders for Invesco International Equity Fund, Press 3.

If you plan to attend the Annual Shareholder Meeting for the Invesco Closed-End Funds, Press 4.

OPTION 1	You are now being routed to the Client Services phone queue. [Internal note, they will be routed to ext. 5200]

OPTION 2	You are now being routed to the Client Services phone queue. [Internal note, they will be routed to ext. 5200]

OPTION 3	Thank you for planning to attend the upcoming Special Meeting of Shareholders, which is currently scheduled for 2:00 p.m. Central Time on July 12, 2023.

Please press 1 then state your full name and the number of persons that will be attending the meeting.

OPTION 4	Thank you for planning to attend the upcoming Annual Meeting of Shareholders of the Invesco Closed-End Funds which is currently scheduled for 2:00 p.m. Central Daylight Time on August 3, 2023.

Please press 1 then state your full name and the number of persons that will be attending the meeting.

INVESCO FUNDS PO Box 43131 Providence, RI 02940-3131	EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

Please detach at perforation before mailing.

INVESCO FUNDS (the “Funds”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)
PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 3, 2023

COMMON SHARES

The undersigned holder of Common Shares of the Fund(s) listed on the reverse side hereby revokes all previous proxies for his/her Common Shares of the Fund(s) and appoints Andrew Schlossberg, Jeffrey H. Kupor, Sheri S. Morris, Melanie Ringold, Veronica Castillo, Taylor Edwards, Amanda Roberts and Adrienne Ruffle, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders to be held at 11 Greenway Plaza, Houston, Texas 77046-1173 on August 3, 2023, at 2:00 p.m., Central Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Common Shares of the Fund(s) which the undersigned would be entitled to vote if personally present.

Please refer to the Proxy Statement for a discussion of these matters, including instructions related to meeting attendance.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF THIS PROXY CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR ALL” THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card as it may cancel out your telephone or Internet vote.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

INV_33297_062823_1A

PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the

Joint Annual Meeting of Shareholders to Be Held on August 3, 2023

The Proxy Statement/Prospectus for this meeting is available at: https://www.proxy-direct.com/inv-33297

QUESTIONS ABOUT THIS PROXY? If you have any questions about how to vote your proxy or about the Joint Annual Meeting in general, please call toll-free (866) 456-7938. Representatives are available to assist you Monday through Friday 9 a.m. to 11 p.m. Eastern time.

FUNDS	FUNDS	FUNDS
Invesco Advantage Municipal Income Trust II	Invesco California Value Municipal Income Trust	Invesco Municipal Income Opportunities Trust
Invesco Municipal Opportunity Trust	Invesco Municipal Trust	Invesco Pennsylvania Value Municipal Income Trust

Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board. The Board recommends voting “FOR ALL” of the nominees.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE:

A	Proposal
1a.	Election of Trustees. To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number on the line provided.
	01.	Beth Ann Brown	02.	Joel W. Motley	03.	Teresa M. Ressel

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 Invesco Advantage Municipal Income Trust II	☐	☐	☐	02 Invesco California Value Municipal Income Trust	☐	☐	☐
03 Invesco Municipal Income Opportunities Trust	☐	☐	☐	04 Invesco Municipal Opportunity Trust	☐	☐	☐
05 Invesco Municipal Trust	☐	☐	☐	06 Invesco Pennsylvania Value Municipal Income Trust	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, one or more owners should sign personally. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

Scanner bar code

xxxxxxxxxxxxxx	INV1 33297	xxxxxxxx

INVESCO FUNDS PO Box 43131 Providence, RI 02940-3131	EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

Please detach at perforation before mailing.

INVESCO FUNDS (the “Funds”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)
PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 3, 2023

COMMON SHARES

The undersigned holder of Common Shares of the Fund(s) listed on the reverse side hereby revokes all previous proxies for his/her Common Shares of the Fund(s) and appoints Andrew Schlossberg, Jeffrey H. Kupor, Sheri S. Morris, Melanie Ringold, Veronica Castillo, Taylor Edwards, Amanda Roberts and Adrienne Ruffle, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders to be held at 11 Greenway Plaza, Houston, Texas 77046-1173 on August 3, 2023, at 2:00 p.m., Central Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Common Shares of the Fund(s) which the undersigned would be entitled to vote if personally present.

Please refer to the Proxy Statement for a discussion of these matters, including instructions related to meeting attendance.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF THIS PROXY CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR ALL” THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card as it may cancel out your telephone or Internet vote.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

INV_33297_062823_1A

PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the

Joint Annual Meeting of Shareholders to Be Held on August 3, 2023

The Proxy Statement/Prospectus for this meeting is available at: https://www.proxy-direct.com/inv-33297

QUESTIONS ABOUT THIS PROXY? If you have any questions about how to vote your proxy or about the Joint Annual Meeting in general, please call toll-free (866) 456-7938. Representatives are available to assist you Monday through Friday 9 a.m. to 11 p.m. Eastern time.

FUNDS	FUNDS	FUNDS
Invesco Quality Municipal Income Trust	Invesco Senior Income Trust	Invesco Trust for Investment Grade Municipals
Invesco Trust for Investment Grade NY Municipals	Invesco Value Municipal Income Trust

Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board. The Board recommends voting “FOR ALL” of the nominees.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE:

A	Proposal
1a.	Election of Trustees. To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number on the line provided.
	01.	Beth Ann Brown	02.	Joel W. Motley	03.	Teresa M. Ressel

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 Invesco Quality Municipal Income Trust	☐	☐	☐	02 Invesco Senior Income Trust	☐	☐	☐
03 Invesco Trust for Investment Grade Municipals	☐	☐	☐	04 Invesco Trust for Investment Grade NY Municipals	☐	☐	☐
05 Invesco Value Municipal Income Trust	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, one or more owners should sign personally. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

Scanner bar code

xxxxxxxxxxxxxx	INV1 33297	xxxxxxxx

INVESCO FUNDS PO Box 43131 Providence, RI 02940-3131	EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

Please detach at perforation before mailing.

INVESCO FUNDS (the “Funds”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)
PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 3, 2023

COMMON SHARES

The undersigned holder of Common Shares of the Fund(s) listed on the reverse side hereby revokes all previous proxies for his/her Common Shares of the Fund(s) and appoints Andrew Schlossberg, Jeffrey H. Kupor, Sheri S. Morris, Melanie Ringold, Veronica Castillo, Taylor Edwards, Amanda Roberts and Adrienne Ruffle, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders to be held at 11 Greenway Plaza, Houston, Texas 77046-1173 on August 3, 2023, at 2:00 p.m., Central Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Common Shares of the Fund(s) which the undersigned would be entitled to vote if personally present.

Please refer to the Proxy Statement for a discussion of these matters, including instructions related to meeting attendance.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF THIS PROXY CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR ALL” THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card as it may cancel out your telephone or Internet vote.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

INV_33297_062823_1C

PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the

Joint Annual Meeting of Shareholders to Be Held on August 3, 2023

The Proxy Statement/Prospectus for this meeting is available at: https://www.proxy-direct.com/inv-33297

QUESTIONS ABOUT THIS PROXY? If you have any questions about how to vote your proxy or about the Joint Annual Meeting in general, please call toll-free (866) 456-7938. Representatives are available to assist you Monday through Friday 9 a.m. to 11 p.m. Eastern time.

FUNDS	FUNDS	FUNDS
Invesco Bond Fund	Invesco High Income Trust II	Invesco High Income 2023 Target Term Fund
Invesco High Income 2024 Target Term Fund

Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board. The Board recommends voting “FOR ALL” of the nominees.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE:

A	Proposal
1c.	Election of Trustees. To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number on the line provided.
	01.	Beth Ann Brown	02.	Anthony J. LaCava, Jr.	03.	Joel W. Motley	04. Teresa M. Ressel

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 Invesco Bond Fund	☐	☐	☐	02 Invesco High Income Trust II	☐	☐	☐
03 Invesco High Income 2023 Target Term Fund	☐	☐	☐	04 Invesco High Income 2024 Target Term-Fund	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, one or more owners should sign personally. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

Scanner bar code

xxxxxxxxxxxxxx	INV2 33297	xxxxxxxx

INVESCO FUNDS PO Box 43131 Providence, RI 02940-3131	EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

Please detach at perforation before mailing.

INVESCO FUNDS (the “Funds”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)
PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 3, 2023

PREFERRED SHARES

The undersigned holder of Preferred Shares of the Fund(s) listed on the reverse side hereby revokes all previous proxies for his/her Preferred Shares of the Fund(s) and appoints Andrew Schlossberg, Jeffrey H. Kupor, Sheri S. Morris, Melanie Ringold, Veronica Castillo, Taylor Edwards, Amanda Roberts and Adrienne Ruffle, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders to be held at 11 Greenway Plaza, Houston, Texas 77046-1173 on August 3, 2023, at 2:00 p.m., Central Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Preferred Shares of the Fund(s) which the undersigned would be entitled to vote if personally present.

Please refer to the Proxy Statement for a discussion of these matters, including instructions related to meeting attendance.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF THIS PROXY CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR ALL” THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card as it may cancel out your telephone or Internet vote.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

INV_33297_062823_1A_Pref

PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the

Joint Annual Meeting of Shareholders to Be Held on August 3, 2023

The Proxy Statement/Prospectus for this meeting is available at: https://www.proxy-direct.com/inv-33297

QUESTIONS ABOUT THIS PROXY? If you have any questions about how to vote your proxy or about the Joint Annual Meeting in general, please call toll-free (866) 456-7938. Representatives are available to assist you Monday through Friday 9 a.m. to 11 p.m. Eastern time.

FUNDS	FUNDS	FUNDS
Invesco Advantage Municipal Income Trust II	Invesco California Value Municipal Income Trust	Invesco Municipal Income Opportunities Trust
Invesco Municipal Opportunity Trust	Invesco Municipal Trust	Invesco Pennsylvania Value Municipal Income Trust

Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board. The Board recommends voting “FOR ALL” of the nominees.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE:

A	Proposal
1a.	Election of Trustees by Common Shareholders and Preferred Shareholders voting together as a single class.
	To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number on the line provided.

	01.	Beth Ann Brown	02.	Joel W. Motley	03.	Teresa M. Ressel

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 Invesco Advantage Municipal Income Trust II	☐	☐	☐	02 Invesco California Value Municipal Income Trust	☐	☐	☐
03 Invesco Municipal Income Opportunities Trust	☐	☐	☐	04 Invesco Municipal Opportunity Trust	☐	☐	☐
05 Invesco Municipal Trust	☐	☐	☐	06 Invesco Pennsylvania Value Municipal Income Trust	☐	☐	☐

1b.	Election of Trustees by Preferred Shareholders voting as a separate class.

	01.	Anthony J. LaCava, Jr.

	FOR	WITHHOLD		FOR	WITHHOLD
01 Invesco Advantage Municipal Income Trust II	☐	☐	02 Invesco California Value Municipal Income Trust	☐	☐
03 Invesco Municipal Income Opportunities Trust	☐	☐	04 Invesco Municipal Opportunity Trust	☐	☐
05 Invesco Municipal Trust	☐	☐	06 Invesco Pennsylvania Value Municipal Income Trust	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, one or more owners should sign personally. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

Scanner bar code

xxxxxxxxxxxxxx	INV3 33297	xxxxxxxx

INVESCO FUNDS PO Box 43131 Providence, RI 02940-3131	EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

Please detach at perforation before mailing.

INVESCO FUNDS (the “Funds”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)
PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 3, 2023

PREFERRED SHARES

The undersigned holder of Preferred Shares of the Fund(s) listed on the reverse side hereby revokes all previous proxies for his/her Preferred Shares of the Fund(s) and appoints Andrew Schlossberg, Jeffrey H. Kupor, Sheri S. Morris, Melanie Ringold, Veronica Castillo, Taylor Edwards, Amanda Roberts and Adrienne Ruffle, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders to be held at 11 Greenway Plaza, Houston, Texas 77046-1173 on August 3, 2023, at 2:00 p.m., Central Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Preferred Shares of the Fund(s) which the undersigned would be entitled to vote if personally present.

Please refer to the Proxy Statement for a discussion of these matters, including instructions related to meeting attendance.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF THIS PROXY CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR ALL” THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card as it may cancel out your telephone or Internet vote.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

INV_33297_062823_1A_Pref

PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the

Joint Annual Meeting of Shareholders to Be Held on August 3, 2023

The Proxy Statement/Prospectus for this meeting is available at: https://www.proxy-direct.com/inv-33297

QUESTIONS ABOUT THIS PROXY? If you have any questions about how to vote your proxy or about the Joint Annual Meeting in general, please call toll-free (866) 456-7938. Representatives are available to assist you Monday through Friday 9 a.m. to 11 p.m. Eastern time.

FUNDS	FUNDS	FUNDS
Invesco Quality Municipal Income Trust	Invesco Senior Income Trust	Invesco Trust for Investment Grade Municipals
Invesco Trust for Investment Grade NY Municipals	Invesco Value Municipal Income Trust

Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board. The Board recommends voting “FOR ALL” of the nominees.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE:

A	Proposal
1a.	Election of Trustees by Common Shareholders and Preferred Shareholders voting together as a single class.
	To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number on the line provided.

	01.	Beth Ann Brown	02.	Joel W. Motley	03.	Teresa M. Ressel

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 Invesco Quality Municipal Income Trust	☐	☐	☐	02 Invesco Senior Income Trust	☐	☐	☐
03 Invesco Trust for Investment Grade Municipals	☐	☐	☐	04 Invesco Trust for Investment Grade NY Municipals	☐	☐	☐
05 Invesco Value Municipal Income Trust	☐	☐	☐

1b.	Election of Trustees by Preferred Shareholders voting as a separate class.

	01.	Anthony J. LaCava, Jr.

	FOR	WITHHOLD		FOR	WITHHOLD
01 Invesco Quality Municipal Income Trust	☐	☐	02 Invesco Senior Income Trust	☐	☐
03 Invesco Trust for Investment Grade Municipals	☐	☐	04 Invesco Trust for Investment Grade NY Municipals	☐	☐
05 Invesco Value Municipal Income Trust	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, one or more owners should sign personally. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

Scanner bar code

xxxxxxxxxxxxxx	INV3 33297	xxxxxxxx